                                                                   EXHIBIT 10.63

                                                                  EXECUTION COPY


                               WARRANT AGREEMENT


                                    Between

                         SIENA CAPITAL PARTNERS, L.P.

                                      And

                               EASYRIDERS, INC.

                         Dated as of October 14, 1999



THE WARRANT AND WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

                               WARRANT AGREEMENT


  THIS WARRANT AGREEMENT (this "Agreement") is dated as of October 14, 1999,
                                ---------
and executed by and between SIENA CAPITAL PARTNERS, L.P., a California limited partnership ("Siena"), and EASYRIDERS, INC., a Delaware corporation (the
              -----
"Company").
 -------

  WHEREAS, the Company has agreed to grant to Siena or its assigns a common stock warrant in the form attached hereto as Exhibits A hereto (the "Warrant")
                                             ----------              -------
to acquire shares of the Company's Common Stock, US$.001 par value per share. This Agreement sets forth certain rights and obligations of the Company and Siena with respect to the Warrant.

  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties hereto agree as follows:

                                I. DEFINITIONS

  Section 1.01 Defined Terms. As used in this Agreement, the following
               -------------
capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined. Terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated October 14, 1999 between Paisano Publications, Inc. and Siena.

  "Adjustment Transaction" shall mean any of: (i) the issuance and/or sale of
   ----------------------
Common Stock or Common Stock Equivalents for less than Fair Value (as hereinafter defined) (other than (a) delivery of shares of Common Stock upon exercise of this Warrant and (b) the issuance of Common Stock or Common Stock Equivalents (x) pursuant to options or other convertible securities disclosed on
Schedule 3.5(c) hereto, (y) for which an adjustment has already been made or (z)
---------------
that were originally issued at Fair Value), in addition to the number of shares outstanding as of the date hereof, as disclosed herein, (ii) the declaration of a Dividend upon, or distribution in respect of, any of the Company's capital stock, payable in Common Stock or Common Stock Equivalents, (iii) the subdivision or combination by the Company of its outstanding Common Stock into a larger or smaller number of shares of Common Stock, as the case may be, (iv) any capital reorganization or reclassification of the Common Stock of the Company,
(v) the consolidation or merger of the Company or any Subsidiary (as hereinafter defined) with or into another corporation, (vi) the sale or transfer or other disposition of all or substantially all of the property of the Company, (vii) the dissolution, liquidation or winding up of the Company or (viii) any event as to which the foregoing clauses are not strictly applicable, but the failure to make an adjustment in the Exercise Price hereunder would not fairly protect the purchase rights, without dilution, represented by the Warrant.

  "Common Equity" shall mean the total equity interest in the Company
   -------------
represented by the Common Stock and shall include Common Equity resulting from any reorganization, reclassification or recapitalization or similar event.

  "Common Stock Equivalents" shall mean all options, warrants (including the
   ------------------------
Warrant),
convertible securities, securities and other rights (in each case whether now existing or hereafter issued or arising) to acquire from the Company shares of Common Stock (without regard to whether such options, warrants, convertible securities, securities and other rights are then exchangeable, exercisable or convertible in full, in part or at all).

  "Dividend" means, as to any Person (as hereinafter defined), any
   --------
declaration or payment of any dividend (other than a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to, any shares of capital stock of such Person.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
   ------------
and the rules and regulations promulgated thereunder, and any successor provisions thereto.

  "Exercise Price" shall have the meaning given in the Warrant, as adjusted
   --------------
from time to time pursuant to the terms of the Warrant and this Agreement.

  "Expiration Period" means the period commencing on the date hereof through
   -----------------
and including the fifth anniversary of the date hereof or, in the event the fifth anniversary is not a Business Day (as hereinafter defined), the next succeeding Business Day.

  "Exercise Quantity" shall mean the number of shares of Common Stock,
   -----------------
determined from time to time, taking into account all shares of Common Stock theretofore issued upon exercise of the Warrant, required to be issued by the Company to the Holders of the Warrant. Exercise Quantity shall initially have the meaning given in the Warrant, and may be adjusted from time to time, pursuant to the provisions of the Warrant and this Agreement.

  "Fair Value" as of a particular date shall mean the average last sale price
   ----------
of the Common Stock as reported on a national securities exchange or on the NASDAQ SmallCap or National Market System for the five trading days immediately preceding such date or, if a last sale reporting quotation is not available for the Common Stock, the average of the bid and asked prices of the Common Stock as reported by NASDAQ or on the NASD's OTC Bulletin Board Service for the five trading days immediately preceding such date, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets." If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the Holder and the Company or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Agreement, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose of this Agreement shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Company shall give the Holder(s) of the

Warrant notice of such event, and the Company and the Holders shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value.

  In the event the Company and the Holder(s) (as hereinafter defined) are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, the Company and the Holder(s) of the Warrant (who, if more than one, shall agree among themselves by a majority) shall each retain a separate independent investment banking firm of national reputation (which firm, in either case, may be the independent investment banking firm regularly retained by the Company or any such Holder). Such firms shall jointly determine the Fair Value of the security, property, assets, business or entity, as the case may be, in question and deliver their opinion in writing to the Company and to such Holder within thirty (30) days of their retention. In no event shall the marketability, or lack thereof, or lack of registration of a security be a factor in determining the "Fair Value" of such security.

  If such firms cannot jointly make such determination within such 30-day period, then, unless otherwise directed by agreement of the Company and the Holder(s) of a majority or more of the Warrant, such firms, in their sole discretion, shall choose another independent investment banking firm of the Company or such Holder(s), which firm shall make such determination and render such an opinion. In either case, the determination so made shall be conclusive and binding on the Company and such Holder(s). The fees and expenses of the investment banking firm retained by Holder(s) pursuant to this provision shall be borne by Holder(s). The fees and expenses of all other investment banking firms retained pursuant to this provision shall be borne by the Company.

  "Holder" or "Holders" shall mean the Person(s) then registered as the
   ------      -------
owner(s) of the Warrant or Warrant Securities, as the case may be, on the books and records of the Company.

  "Person" shall mean any individual, corporation, partnership, limited
   ------
liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof.

  "Registrable Securities" shall have the meaning assigned to it in Section
   ----------------------                                           -------
6.01 hereof.
----

  "Subsidiary" shall mean any corporation as to which an aggregate of more
   ----------
than 50% of the outstanding voting stock is at any time directly or indirectly owned by the Company, or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.

  "Warrant Securities" shall mean the shares of Common Stock (or other
   ------------------
securities representing Common Stock) purchasable or purchased from time to time under the Warrant or acquired upon any transfer of any such shares, together with all additional securities received in payment of dividends or distributions on or splits of those securities or received as a result of the adjustments provided for in Article V hereof.
                ---------

                                  II. WARRANT

  On the date hereof, the Company will grant to Siena, for good and valuable consideration, the Warrant in the form attached as Exhibit A hereto. Siena and
                                                   ---------
any subsequent Holder of the Warrant and of Warrant Securities shall have the rights and obligations provided for in the Warrant and in this Agreement.

              III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  The Company hereby represents and warrants as follows:

  (a) The execution and delivery of this Agreement and the Warrant have been duly and properly authorized by all requisite corporate action of the Company and its board of directors, and no consent of any other Person is required as a prerequisite to the validity and enforceability of this Agreement and the Warrant that has not been obtained. The Company has the full legal right, power and authority to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder and thereunder. When issued and delivered pursuant to this Agreement, the Warrant will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided herein and therein.

  (b) The Company is not a party to or otherwise subject to any contract or agreement which restricts or otherwise affects its right or ability to execute and deliver this Agreement or the Warrant or to perform any obligation hereunder or thereunder (including, without limitation, issuance of the Warrant Securities), except for contracts or agreements that the Company has received a written consent and/or waiver from the other party or parties thereto and delivered a copy of the same to Siena. Neither the execution or delivery of this Agreement or the Warrant, nor compliance therewith (including, without limitation, issuance of the Warrant Securities), will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any material lien upon any properties of the Company under, or require any consent, approval, or other action by, notice to or filing with any court or Governmental Person pursuant to the Certificate of Incorporation or By-laws of the Company, as currently in effect, any award of any arbitrator, or any material agreement, instrument or law to which the Company is subject or by which it is bound.

  (c) On the date hereof, the authorized capital stock of the Company will consist of 50,000,000 shares of Common Stock and no shares of preferred stock. As of the Closing Date, the Company had issued and outstanding 23,778,565 shares of Common Stock. The Common Stock and any Warrant Securities issued pursuant to the Warrants will, when issued, be duly and validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.5(c) hereto, there are no other
                                      ---------------
outstanding options, warrants or similar rights of any person to acquire any of the capital stock of the Company and the Company has no contingent obligations to issue additional shares. Except as set forth in Schedule 3.5(c) hereto, the
                                                   ---------------
Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities. All such outstanding shares are validly issued, fully paid and nonassessable. The issuance by the Company of the Warrant and the Warrant Securities is not subject to any preemptive or similar right of any Person pursuant to statute, contract or understanding.

  (d) Except as provided in this Agreement, the Company is not subject to any obligation to repurchase or otherwise acquire or retire any shares of capital stock.

  (e) The Warrant is, and the Warrant Securities will be, issued by the Company to Siena in a transaction exempt from registration and qualification under the applicable federal and state securities laws.

  (f) Except as set forth in Schedule 3.5(f) hereto, there is not in effect
                             ---------------
on the date of this Agreement any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act.

                                 IV. COVENANTS

  Section 4.01 Covenants of the Company. The Company hereby covenants and
               ------------------------
agrees that, during the term of this Agreement, unless all of the Holders of the Warrant agree otherwise in writing:

  (a) Each of the Warrant Securities issued and delivered upon the exercise of the Warrant and payment of the Exercise Price will be duly and validly authorized and issued, will be fully paid and nonassessable, and will not be subject to any unpaid tax or any lien, whether respecting their issuance to and purchase by the Holder of the Warrant or otherwise. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed.

  (b) The Company shall reserve and at all times keep available for issuance an authorized number of shares of Common Stock sufficient to permit the full and immediate exercise of the Warrant and the full and immediate exercise, exchange and conversion of all other securities, options, warrants and other rights issued or granted by the Company.

  (c) The Company shall not permit the par value of its Common Stock to exceed, at any time, the Exercise Price and shall take all such actions as may be necessary or appropriate to ensure that it does not do so.

  (d) As soon as available, and in no event later than the dates filed with any other Governmental Person or other regulatory authority, if such documents are so filed, the Company shall deliver to the Holder(s) of the Warrant and the Warrant Securities copies of (i) all annual, quarterly and monthly financial statements made available by the Company to its stockholders, (ii) all reports, notices and proxy or information statements sent or made available generally by the Company to its stockholders, and (iii) all regular and periodic reports and all registration statements, prospectuses and other information filed by the Company with the Securities and Exchange Commission, relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization.

  (e) The Company shall cooperate with the Holder(s) of the Warrant and the Warrant Securities in supplying such information as may be reasonably necessary for the Holder(s) to complete and file any information or other reporting forms from time to time required by the Securities and Exchange Commission, relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization, including, without limitation, information pertaining to or required for the availability of any exemption from the securities laws for the sale, transfer or other disposition of the Warrant or any of the Warrant Securities.

  Section 4.02 Indemnification.
               ---------------

  (a) In connection with any registration or qualification of Warrant
Securities hereunder, the Company agrees that Siena and each other Holder of the Warrant or any Warrant Securities purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, shall not incur any liability for acts and omissions arising out of or related directly or indirectly to the Warrant, the Warrant Securities, this Agreement, any registration statement or prospectus or any misstatement or omission of a material fact therein; and the Company hereby expressly waives any and all claims and actions which it now has or may hereafter at any time have against Siena and each other Holder of the Warrant or underlying Warrant Securities, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances, except insofar as such liability is caused by untrue statements or alleged untrue statements or omissions or alleged omissions and is based upon information furnished in writing by Holder expressly for use therein and in such event such Holder shall indemnify the Company from any claim or loss arising out of such Holder's untrue statement or omission.

  (b) The Company agrees to defend, indemnify and hold harmless Siena and each other Holder of the Warrant, this Agreement, or any Warrant Security purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) the Warrant or the Warrant Securities, (ii) any registration statement or prospectus, (iii) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (iv) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such respective Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Person. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Company shall not, except with the approval of each party being indemnified under this Section 4.02, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

  Section 4.03 Listing on the Securities Exchange. The Company shall, at its
               ----------------------------------
expense, list on any securities exchange where it lists its Common Stock, and maintain and increase when necessary such listing of all outstanding Warrant Securities so long as any shares of Common Stock shall be so listed. The Company shall also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of the Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

                                V. ANTIDILUTION

  Section 5.01 No Dilution or Impairment. The Company hereby acknowledges
               -------------------------
that the initial number of shares issuable upon exercise of the Warrant was calculated based upon 0.36% (based on the Warrant being initially exercisable for 100,000 shares, which percentage shall increase accordingly if and when the number of shares the Warrant may be exercised for is increased) of the number of shares of Common Stock and Common Stock Equivalents outstanding and the representation of the Company that the number of shares of Common Stock and Common Stock Equivalents outstanding as of the date hereof (including the Warrant Securities) was 27,937,315 shares (which number was calculated as follows: 23,778,565 shares of Common Stock outstanding,

3,858,750 shares available under the Company's existing and contemplated stock option plans, stock options, warrants and other convertible securities, and 100,000 shares issuable upon exercise of the Warrant). If for any reason it shall hereafter be determined by the Company that the actual number of shares of Common Stock and Common Stock Equivalents outstanding as of the Date hereof was different from the foregoing, the Company will notify the Holder(s) of such determination and if the Holder(s) does not dispute the same, the Company shall forthwith reissue the Warrant with an appropriate proportional increase in the Exercise Quantity to be effective from the Date hereof. If a Holder shall dispute such determination and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the Exercise Quantity. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder(s) of the Warrant and shall make the adjustment described therein.

  It is the intent of the parties hereto that, after giving effect to any exercise of the Warrant, the Holder(s) of the Warrant or Warrant Securities would collectively be the owner of 0.36% (based on the Warrant being initially exercisable for 100,000 shares, which percentage shall increase accordingly if and when the number of shares the Warrant may be exercised for is increased) of the Common Stock and Common Stock Equivalents (or have the right to acquire 0.36% of the Common Stock and Common Stock Equivalents outstanding as such amount may be adjusted in the event of a cashless exercise of the Warrant according to Section 2(a)(ii) or (iii) thereof or other adjustments contemplated
             ----------------    -----
herein and based on the Warrant being initially exercisable for 100,000 shares, which percentage shall increase accordingly if and when the number of shares the Warrant may be exercised for is increased), except such percentage may be reduced as a consequence of an issuance of Common Stock not requiring any adjustment in the Exercise Price resulting from any Adjustment Transaction in accordance with Section 5.02 or other adjustments contemplated herein.
                ------------

  Upon any adjustment of the Exercise Price as provided in Section 5.02, the
                                                           ------------
Exercise Quantity shall be adjusted so that the New Exercise Quantity shall be equal to the product of (x) the former Exercise Quantity and (y) the following fraction:

       The Exercise Price in effect immediately prior to such adjustment
       -----------------------------------------------------------------
               The Exercise Price resulting from such adjustment

  Exhibit B hereto sets forth the formula and an illustrative example of the
  ---------
manner in which the adjustments contemplated herein should be applied.

  So long as any Warrants are outstanding, then, without the prior written consent of the Holders of outstanding Warrants evidencing a majority in number of the total number of Warrant Securities at the time purchasable upon the exercise of all then outstanding Warrants, the Company will not (a) merge or consolidate with or into another Person or voluntarily reorganize, liquidate, dissolve or wind up its affairs; or (b) take any other voluntary action, to avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant or impair the ability of the Holder(s) to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against dilution or other impairment.

  Section 5.02 Adjustment.
               ----------

  (a) In the event the Company, after the Date hereof, shall propose to consider or engage in an Adjustment Transaction, then, in each such event, the Company shall mail to the Holder of the Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive the benefit of such Adjustment Transaction, or the date on which the Adjustment Transaction shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed at least thirty (30) days prior to the date upon which it is proposed that such action take place and twenty (20) days prior to any record date to determine holders of Common Stock entitled to receive the benefit of such Adjustment Transaction. If an Adjustment Transaction occurs, the Exercise Price shall be adjusted by the Company so as to fairly preserve, without dilution, the purchase rights represented by the Warrant in accordance with Section 5.01 and
                                                              ------------
otherwise with the essential intent and purposes hereof. If the Holder(s) of the Warrant disputes the adjustment of the Exercise Price made by the Company and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall at its expense appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the Exercise Price as the result of the relevant Adjustment Transaction. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder(s) of the Warrant and shall make the adjustment described therein. An adjustment made pursuant to this Section 5.02(a) shall
                                                       ---------------
become effective immediately after the effective date of any such issue, sale, Dividend, subdivision, combination or reclassification.

  Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of shares of Common Stock upon the exercise in whole or part of the Warrant.

  (b) Whenever the Exercise Price is adjusted as provided in this Section
                                                                  -------
5.02, the Company will, if requested, promptly obtain a certificate of a firm of
----
independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price, and the Exercise Quantity as so adjusted, the computation of such adjustment and a brief statement of facts accounting for such adjustment, and will retain such certificate on file and mail to the Holder(s) of the Warrant a copy of such certificate from such firm of independent public accountants.

                            VI. REGISTRATION RIGHTS

  Section 6.01 "Piggyback" Registration Rights. If at any time the Company
               -------------------------------
shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock (except securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely pursuant to employee benefit plans eligible for registration on SEC Form S-8 or shares to be registered on any registration form that does not permit secondary sales), it shall send to Siena and to each of the Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Warrant Securities (collectively referred to in this Article VI as
                                                         ----------
"Registrable Securities") that such Holder requests to be registered, provided,
 ----------------------
however, that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the amount of Registrable Securities included in any such registration statement, then, to the extent that any Registrable Securities remain available for registration after the underwriter's cutback, the Company shall be obligated to include in such registration statement with respect to each Holder requesting inclusion only the product of : (i) the number of Registrable Securities with respect to which such Holder has requested inclusion hereunder and (ii) such Holder's pro rata share of the sum of all Registrable Securities permitted to be registered and all other securities of the Company, the holders of which Registrable Securities and other securities have requested that such securities be registered. Any Registrable Securities which are included in any underwritten offering under this Section 6.01 shall be sold upon
                                                 ------------
such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder shall sell any of its securities. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the
                                       -------------------
Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Holders that the total amount or kind of securities which they, the Company and any other Persons intend to include in such offering (the "Total Securities") is
                                                           ----------------
sufficiently large so as to prevent the Company from affecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of any members of management shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, and if the amount or kind of Total Securities is still sufficiently large so as to prevent the Company from affecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of the Holders and any other Persons shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter. Notwithstanding the provisions of this
Section 6.01, the Company shall have the right, at any time after it shall have
------------
given written notice pursuant to this Section 6.01 (irrespective of whether a
                                      ------------
written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof.

  Section 6.02 Effectiveness. If necessary to permit distribution of the
               -------------
Registrable Securities, the Company shall use its best efforts to maintain the effectiveness for up to one (1) year of the registration pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. Notwithstanding the foregoing, if the registration by the Company of the resale of Registrable Securities is eligible for SEC Form S-3 or any successor to such form, the Company shall use its best efforts to maintain the effectiveness of the registration until all registered Registrable Securities are sold. The Holder shall notify the Company promptly of the completion of the offering of its Registrable Securities under any such effective registration statement.

      (a) The Company shall not be required to effect a registration statement pursuant to this Section 6.01 after the Company has previously effected two (2)
                 ------------
registrations pursuant to this Section 6.01, and such registrations have been
                               ------------
declared or ordered effective; or

      (b) If requested by the Company or a representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in registration) for a period specified by the representative of the underwriters, not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act for the Company's initial public offering of the Company's Common Stock.

  Section 6.03 Further Obligations of the Company. Whenever, under the
               ----------------------------------
preceding Sections of this Article VI, the Company is required hereunder to
                           ----------
register Registrable Securities, it agrees that it shall also do the following:

      (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

      (b) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this Article VI under the applicable
                                             ----------
securities or blue sky laws of such jurisdictions as any selling Holder may reasonably request;

  (c) Furnish to each selling Holder: (i) a signed counterpart of an opinion of counsel for the Company, dated the effective date of the registration statement; and (ii) a copy of any "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

  (d) Permit each selling Holder or such Holder's counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them in connection with such registration; and

  (e) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering.

  Section 6.04 Expenses. Except for underwriters' discounts and brokerage
               --------
commissions allocable to the Registrable Securities, the Company shall bear all costs and expenses of each registration contemplated in Section 6.01 including,
                                                        ------------
but not limited to, printing, legal and accounting fees and expenses, SEC and NASD filing fees and blue sky fees and expenses in any jurisdiction in which the securities to be offered are to be registered or qualified.

  Section 6.05 Transfer of Registration Rights. The registration rights of
               -------------------------------
the Holders of Registrable Securities under this Article VI shall inure to the
                                                 ----------
benefit of and be exercisable by any transferee of Registrable Securities.

                VII. TRANSFER OF WARRANT AND WARRANT SECURITIES

  Section 7.01 Transfer. Except as set forth in Section 7.02 below, the
               --------                         ------------
Warrant and the Warrant Securities and all rights thereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of such Warrant at the office of the Company maintained for such purpose, together with a written assignment of such Warrant duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrant in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when the transferred Warrant is assigned in blank, the Company may (but shall not be obliged to) treat the bearer thereof as the absolute owner of such Warrant for all purposes and the Company shall not be affected by any notice to the contrary. The transferred Warrant, if properly assigned in compliance herewith, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued. The Company will not close its stock transfer books against a transfer of the Warrant or the Warrant Securities or any exercise of the Warrant. Any such transfer or exercise tendered while such stock transfer books shall be closed shall be deemed effective immediately prior to such closure.

  Subject to Section 7.02 below, the Warrant may be divided or combined with
             ------------
other Warrant upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrant are to be issued, signed by the Holder thereof or its agent or attorney. Subject to compliance with this, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrant in exchange for the Warrant or Warrant to be divided or combined in accordance with such notice.

  The Company shall pay all expenses, taxes (other than income taxes, if any, of the transferee) and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrant under this Section. The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrant. Notwithstanding any provision to the contrary contained herein, the Warrant and the Warrant Securities shall be transferable only in compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Warrant or any Warrant Securities.

  Section 7.02 Transfer Restrictions. Neither this Warrant Agreement, the
               ---------------------
Warrant nor the Warrant Securities, when issued, have been registered under the Securities Act or under the securities laws of any state. Neither this Agreement, the Warrant nor the Warrant Securities, when issued, may be transferred: (a) if such transfer would constitute a violation of any federal or state securities laws or a breach of the conditions to any exemption from registration thereunder and (b) unless and until one of the following has occurred: (i) registration of this Agreement, the Warrant or the Warrant Securities, as the case may be, under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, have become effective, or (ii) the Holder has delivered evidence reasonably satisfactory to the Company that such registration or qualification is not required.

  Each certificate for Warrant Securities issued upon exercise of a Warrant and each certificate issued to a subsequent transferee, unless at the time of exercise such Warrant Securities are registered under the Securities Act, shall bear a legend substantially in the following form (and any additional legends required by law) on the face thereof:

  THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

  Section 7.03 Replacement of Instruments. Upon receipt by the Company of
               --------------------------
evidence
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrant or Warrant Securities, and (a) in the case of loss, theft or destruction, upon receipt by the Company of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrant or Warrant Securities.

                              VIII. MISCELLANEOUS

  Section 8.01 Term. Except as otherwise expressly provided in this Agreement
               ----
or the Warrant, this Agreement shall expire seven (7) years after the date hereof, provided that the Company's obligations to honor an exercise of the Warrant given prior to such expiration or to perform any obligation continue and survive notwithstanding the expiration of this Agreement.

  Section 8.02 No Waiver Under Other Agreements. The terms and provisions
               --------------------------------
contained in this Agreement are not intended and shall not be construed to waive, modify, repeal, stay, diminish or otherwise impair or affect in any manner whatsoever any right or remedy of Siena or the Holder(s) under the Company's Certificate of Incorporation, By-laws or similar agreements.

  Section 8.03 Reliance. Each party to this Agreement shall be entitled to
               --------
rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication reasonably believed by that party to be genuine and to have been signed, sent or made by the proper Person or Persons.

  Section 8.04 Notice. All notices and other communications provided for in
               ------
this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:
                              -------

        1)     if to the Company:

               Easyriders, Inc.
               28210 Dorothy Drive
               Agoura Hills, CA 91301
               Attn: J. Robert Fabregas
               Telephone:  (818) 889-8740
               Telecopier:  (818) 889-4726


        2)     if to Siena:

                 Siena Capital Partners, L.P.
                 150 South Rodeo Drive, Suite 100
                 Beverly Hills, California  90212
                 Attn: Christopher P. Shepard
                 Telephone:  310-246-3700
                 Telecopier:  310- 246-3672


                 With a copy of any notice to:

                 Nida & Maloney, LLP
                 800 Anacapa Street
                 Santa Barbara, California  93101
                 Attn: C.  Thomas Hopkins, Esq.
                 Telephone:  805-568-1151
                 Telecopier:  805-568-1955

      Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

  Section 8.05 Enforcement. The Company acknowledges that the Holders may
               -----------
proceed to exercise or enforce any right, power, privilege, remedy or interest that they may have under this Agreement or applicable law without notice, except as otherwise expressly provided herein, without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that they may have against or in respect of any other party, or any other Person or thing, and without regard to any act or omission of such party or any other Person.

  Section 8.06 Intentionally Omitted.
               ---------------------

  Section 8.07 Interpretation; Headings; Severability.
               --------------------------------------

  (a) The parties acknowledge and agree that since each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, the normal rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

  (b) The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

  (c) In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

  (d) If any period of time specified in this Agreement expires on a day that is not a Business Day, that period shall be extended to and expire on the next succeeding Business Day.

  Section 8.08 Survival of Covenants. Each of the covenants and other
               ---------------------
agreements of the parties contained in this Agreement shall be absolute and, except as otherwise expressly provided, unconditional, shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the term of this Agreement has expired, and thereafter with respect to events occurring prior thereto.

  Section 8.09 No Required Exercise. No term or provision of the Warrant or
               --------------------
this Agreement is intended to require, nor shall any such term or provision be construed as requiring, any Holder of the Warrant to exercise or put the Warrant.

  Section 8.10 Binding Effect. This Agreement shall be binding upon and
               --------------
enforceable against the parties hereto and their respective successors and assigns.

  Section 8.11 No Waiver by Action. The failure or delay of a party at any
               -------------------
time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Agreement (except as otherwise expressly provided herein) shall not affect its right at a later time to enforce any such provision.

  Section 8.12 Waiver; Modification; Amendment. Each and every modification
               -------------------------------
to and amendment of this Agreement shall be in writing and signed by the Company, Siena (if at that time Siena is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities. Each and every waiver of and consent to any departure from any term or provision hereof (except as otherwise provided herein) shall be in writing and signed by Siena (if at that time it is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities and by each party against whom enforcement of the waiver or consent may be sought.

  Section 8.13 Entire Agreement. This Agreement and the Warrant contain the
               ----------------
entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties hereto with respect to the matters contained herein, except as otherwise provided herein.

  Section 8.14 No Inconsistent Agreements or Rights. The Company shall not
               ------------------------------------
enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

  Section 8.15 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
               ------------------------------------------------------------
THIS AGREEMENT, THE WARRANT AND THE WARRANT SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY SIENA OF ANY CHANGE THEREIN. THE COMPANY AND SIENA EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE WARRANT, THE WARRANT SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO.


                          [Signature page to follow.]

  IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed as of the day and year first above written.

                                 SIENA:

                                 SIENA CAPITAL PARTNERS, L.P.,
                                 a California limited partnership

                                 By: Charleville Capital, L.P.,
                                     a California limited partnership,
                                     its general partner

                                     By:  Aneis Advisors, Inc.,
                                          a California corporation,
                                          its general partner


                                          By: /s/ Chris Shepard
                                              ---------------------------
                                              Name:  Chris Shepard
                                              Title: V.P.-Secretary


                                 THE COMPANY:

                                 EASYRIDERS, INC.,
                                 a Delaware corporation


                                 By: /s/ J. Robert Fabregas
                                     ------------------------------------
                                     Name:  J. Robert Fabregas
                                     Title: Chief Financial Officer

                                   Exhibit A

                                      to

                               Warrant Agreement


                                    Warrant
                                    -------

                        Exhibit B to Warrant Agreement
                        ------------------------------

The following is only for example purposes

Bold figures are inputs

Example:    1000 shares are issued for $1000 on the day after the Closing

___________ OSBefore Outstanding shares of Common Stock (including Common Stock
                     Equivalents) before adjustment

$__________ FVBefore Fair Value (per share) before adjustment

$__________ EPBefore Exercise Price of Warrants before adjustment

___________ OWBefore Number of Warrants before adjustment

__________% Fully diluted ownership before adjustment

$__________ CR       Consideration received or to be received for new shares of
                     Common Stock or Common Stock Equivalents

___________ OSAfter  Outstanding shares of Common Stock (including Common Stock
                     Equivalents) after sale but before Warrant adjustment

$__________ EPAfter  Exercise Price after adjustment

___________ OWAfter  Number of Warrants after adjustment

__________% Fully diluted ownership after dilution

     $__________     EPAfter 'lesser of  (OSBefore x EPBefore) + CR
                                         --------------------------
                                                  OSAfter

                                                     or

                                         EPBefore x ((OSBefore x FVBefore) + CR)
                                         ---------------------------------------
                                                   OSAfter x FVBefore


___________ OWAfter'                     EPBefore x OWBefore/EPAfter

                               Schedule 3.5 (C)
                       Outstanding Options and Warrants

                                    Date of     # of      Exercise                 Vesting                  Vesting      Expiry
Name of Optionee                     Grant     shares      price                    Period                     %          date
----------------------------------------------------------------------------------------------------------------------------------
Options under EZR Plan
Meagher, Ellen                       9/23/98    15,000     $2.000        3 yrs beg. 1st anniv. of grant         0%       9/24/08
Jacobs, Joseph                       9/23/98    15,000     $2.000        3 yrs beg. 1st anniv. of grant         0%       9/24/08
                                               -------
      9/98 Formula Grants                       30,000
                                               -------

Blakeboro, Norman                   11/10/98       200     $5.000                  Immediate                  100%      11/10/08
Cuff, Marcus                        11/10/98       100     $5.000                  Immediate                  100%      11/10/08
Gingerelli, Dain                    11/10/98       100     $5.000                  Immediate                  100%      11/10/08
Halper, Mickey                      11/10/98       200     $5.000                  Immediate                  100%      11/10/08
Mann, David                         11/10/98     1,000     $5.000                  Immediate                  100%      11/10/08
Marsh, Regina                       11/10/98     1,350     $5.000                  Immediate                  100%      11/10/08
Meyers, Sandy                       11/10/98     1,950     $5.000                  Immediate                  100%      11/10/08
Miragila, Michelina                 11/10/98       100     $5.000                  Immediate                  100%      11/10/08
Neal, Rose                          11/10/98       100     $5.000                  Immediate                  100%      11/10/08
Reacki, Kai                         11/10/98       500     $5.000                  Immediate                  100%      11/10/08
Robinson, Tammy                     11/10/98       250     $5.000                  Immediate                  100%      11/10/08
Teresi, Dick                        11/10/98     5,000     $5.000                  Immediate                  100%      11/10/08
Tinney, William                     11/10/98     1,000     $5.000                  Immediate                  100%      11/10/08
Williamson, Mark                    11/10/98       500     $5.000                  Immediate                  100%      11/10/08
                                               -------
      Subtotal - Consultants                    12,350
                                               -------
Bishop, Mike                        11/10/98        --     $5.000                     N/A                     100%      11/10/08
Boyer, Wayne                        11/10/98        --     $5.000                     N/A                     100%      11/10/08
Cabrera, Mario                      11/10/98        --     $5.000                     N/A                     100%      11/10/08
Green, John                         11/10/98        --     $5.000                     N/A                     100%      11/10/08
Hartman, Raiko                      11/10/98        --     $5.000                     N/A                     100%      11/10/08
Hatcher, Leon                       11/10/98        --     $5.000                     N/A                     100%      11/10/08
Lichter, Michael                    11/10/98        --     $5.000                     N/A                     100%      11/10/08
Randle, Pat                         11/10/98        --     $5.000                     N/A                     100%      11/10/08
Towle, Jon                          11/10/98        --     $5.000                     N/A                     100%      11/10/08
Wilde, John                         11/10/98        --     $5.000                     N/A                     100%      11/10/08
                                               -------
Subtotal - No release signed                        --
                                               -------
Blair, Milford                      11/10/98    25,000     $5.000                  Immediate                  100%      11/10/08
Campos, David                       11/10/98       500     $5.000                  Immediate                  100%      11/10/08
Jacobs, Joseph                      11/10/98     5,000     $5.000                  Immediate                  100%      11/10/08
Jermyn, Beverly                     11/10/98       100     $5.000                  Immediate                  100%      11/10/08
Kimzey, Estate                      11/10/98     5,000     $5.000                  Immediate                  100%      11/10/08
Meagher, Ellen                      11/10/98   158,700     $5.000                  Immediate                  100%      11/10/08
                                               -------
      Sutotal - Prior services                 194,300
                                               -------
Alabanza, Marc                      11/10/98        50     $5.000                  Immediate                  100%       2/28/00
Altus, Linda                        11/10/98        50     $5.000                  Immediate                  100%       2/28/00
Busman, Diana                       11/10/98       650     $5.000                  Immediate                  100%       2/28/00
Fierro, Steven K                    11/10/98       450     $5.000                  Immediate                  100%       2/28/00
Hotinger, Marie                     11/10/98     1,800     $5.000                  Immediate                  100%       2/28/00
Johnson, C. Howard                  11/10/98        50     $5.000                  Immediate                  100%      11/10/08
Kidder, Todd A.                     11/10/98       450     $5.000                  Immediate                  100%       2/28/00
Knight, Barbara                     11/10/98        50     $5.000                  Immediate                  100%      11/10/08
Lieberson, Donata                   11/10/98       400     $5.000                  Immediate                  100%       2/28/00

Marks, Eunice                    11/10/98            50          $5.000         Immediate         100%         2/28/00
Martin, Dale                     11/10/98            50          $5.000         Immediate         100%        11/10/08
Mazzapica, Doug                  11/10/98           500          $5.000         Immediate         100%         2/28/00
Panzica, Ignatius                11/10/98           100          $5.000         Immediate         100%         2/28/00
Roode, Uwe                       11/10/98           450          $5.000         Immediate         100%         2/28/00
Rose, Sandra                     11/10/98            50          $5.000         Immediate         100%         2/28/00
Sherman, Al                      11/10/98         1,250          $5.000         Immediate         100%         2/28/00
Stern, Dan                       11/10/98           100          $5.000         Immediate         100%         2/28/00
Sullivan, Laina L.               11/10/98           750          $5.000         Immediate         100%         2/28/00
Tucker, Alma                     11/10/98            50          $5.000         Immediate         100%        11/10/08
Volk, Amy                        11/10/98           400          $5.000         Immediate         100%         2/28/00
Weiss, Joel T.                   11/10/98         1,050          $5.000         Immediate         100%         2/28/00
Wood, Brian                      11/10/98         5,000          $5.000         Immediate         100%         2/28/00
                                                 ------
 Subtotal - Terminated                           13,750
                                                 ------
Alexander, Linda J               11/10/98           600          $5.000         Immediate         100%        11/10/08
Amore, Joseph V                  11/10/98           600          $5.000         Immediate         100%        11/10/08
Andes, Greg                      11/10/98           100          $5.000         Immediate         100%        11/10/08
Ball, Keith                      11/10/98         5,000          $5.000         Immediate         100%        11/10/08
Bertram, Savannah                11/10/98           450          $5.000         Immediate         100%        11/10/08
Berwick, Rebecca                 11/10/98           450          $5.000         Immediate         100%        11/10/08
Betlach, Jim                     11/10/98           100          $5.000         Immediate         100%        11/10/08
Botts, Alison V.                 11/10/98           500          $5.000         Immediate         100%        11/10/08
Bowlds, Angela                   11/10/98           300          $5.000         Immediate         100%        11/10/08
Busman, Richard                  11/10/98        10,000          $5.000         Immediate         100%        11/10/08
Cain, Robert                     11/10/98           550          $5.000         Immediate         100%        11/10/08
Campbell, Paula                  11/10/98            50          $5.000         Immediate         100%        11/10/08
Cannady, Gaea                    11/10/98            50          $5.000         Immediate         100%        11/10/08
Carey, Josephine                 11/10/98           350          $5.000         Immediate         100%        11/10/08
Carver, Gudrun                   11/10/98           900          $5.000         Immediate         100%        11/10/08
Castile, Sheila                  11/10/98            50          $5.000         Immediate         100%        11/10/08
Centeno, Benny S                 11/10/98           450          $5.000         Immediate         100%        11/10/08
Chaffin, Bill                    11/10/98           750          $5.000         Immediate         100%        11/10/08
Chaffin, Catherine               11/10/98         1,100          $5.000         Immediate         100%        11/10/08
Clark, Donna-Rae                 11/10/98           550          $5.000         Immediate         100%        11/10/08
Conroy, Robert K.                11/10/98           450          $5.000         Immediate         100%        11/10/08
Corona, Sylvia                   11/10/98           650          $5.000         Immediate         100%        11/10/08
Cranford, Thad                   11/10/98           300          $5.000         Immediate         100%        11/10/08
Cunningham, Mike                 11/10/98           100          $5.000         Immediate         100%        11/10/08
Daniel, Tammy D.                 11/10/98           850          $5.000         Immediate         100%        11/10/08
Davis, Robert                    11/10/98         5,000          $5.000         Immediate         100%        11/10/08
Deitch, Craig                    11/10/98            50          $5.000         Immediate         100%        11/10/08
Durant, Michele                  11/10/98           600          $5.000         Immediate         100%        11/10/08
Eberhardt, Cathy                 11/10/98         1,600          $5.000         Immediate         100%        11/10/08
Emery, Carolyn                   11/10/98           750          $5.000         Immediate         100%        11/10/08
Ferguson, Daniel S.              11/10/98           650          $5.000         Immediate         100%        11/10/08
Fletcher, Linda M.               11/10/98           700          $5.000         Immediate         100%        11/10/08
Franco, Cesar                    11/10/98           250          $5.000         Immediate         100%        11/10/08
Garson, Paul                     11/10/98           650          $5.000         Immediate         100%        11/10/08
Garza-Shand, Dora                11/10/98           650          $5.000         Immediate         100%        11/10/08
Gordon, Lisa F.                  11/10/98           650          $5.000         Immediate         100%        11/10/08
Grotefend, Tracy                 11/10/98           400          $5.000         Immediate         100%        11/10/08
Hassinger, Matthew               11/10/98            50          $5.000         Immediate         100%        11/10/08

Hurd, Laura                     11/10/98           100          $5.000         Immediate         100%         11/10/08
Jay, Cindy                      11/10/98           650          $5.000         Immediate         100%         11/10/08
Johnson, Karen L                11/10/98         1,550          $5.000         Immediate         100%         11/10/08
Kiemm, Susan                    11/10/98           200          $5.000         Immediate         100%         11/10/08
Koberling, Emily                11/10/98           750          $5.000         Immediate         100%         11/10/08
Kress, Joseph                   11/10/98           500          $5.000         Immediate         100%         11/10/08
Lamboeuf, Benoit M.             11/10/98           600          $5.000         Immediate         100%         11/10/08
Lawrence, Mark F.               11/10/98           400          $5.000         Immediate         100%         11/10/08
Lopez, Alex                     11/10/98         1,500          $5.000         Immediate         100%         11/10/08
Luna, Gilbert                   11/10/98         1,500          $5.000         Immediate         100%         11/10/08
Luna, Gilberto A.               11/10/98           500          $5.000         Immediate         100%         11/10/08
Maira, Christopher              11/10/98           900          $5.000         Immediate         100%         11/10/08
Martinez, Marvin                11/10/98           500          $5.000         Immediate         100%         11/10/08
Marzella, Rich                  11/10/98           100          $5.000         Immediate         100%         11/10/08
McCarthy, Michelle              11/10/98           400          $5.000         Immediate         100%         11/10/08
McCool, Scott A.                11/10/98           400          $5.000         Immediate         100%         11/10/08
Merton, Dave                    11/10/98         1,000          $5.000         Immediate         100%         11/10/08
Mileski, Stanley                11/10/98           400          $5.000         Immediate         100%         11/10/08
Miley, Ed                       11/10/98           450          $5.000         Immediate         100%         11/10/08
Morgan, Carin Jane              11/10/98         1,000          $5.000         Immediate         100%         11/10/08
Murillo, Arjelia                11/10/98         1,000          $5.000         Immediate         100%         11/10/08
Nichols, Dave                   11/10/98         1,600          $5.000         Immediate         100%         11/10/08
Nielsen, John K.                11/10/98           600          $5.000         Immediate         100%         11/10/08
Nielsen, Sandra                 11/10/98           950          $5.000         Immediate         100%         11/10/08
Orr, Fred                       11/10/98            50          $5.000         Immediate         100%         11/10/08
Osborn, Michael, W.             11/10/98           650          $5.000         Immediate         100%         11/10/08
Padulla, Melissa                11/10/98           350          $5.000         Immediate         100%         11/10/08
Parr, Jason J.                  11/10/98           400          $5.000         Immediate         100%         11/10/08
Pease, James K.                 11/10/98           400          $5.000         Immediate         100%         11/10/08
Pedicini, Lisa                  11/10/98         1,050          $5.000         Immediate         100%         11/10/08
Peterson, Kim                   11/10/98         1,600          $5.000         Immediate         100%         11/10/08
Petty, Isobel                   11/10/98         1,800          $5.000         Immediate         100%         11/10/08
Pfeiffer, Grady                 11/10/98           100          $5.000         Immediate         100%         11/10/08
Pietro, Sandra                  11/10/98           600          $5.000         Immediate         100%         11/10/08
Pinchot, Katherine              11/10/98           450          $5.000         Immediate         100%         11/10/08
Polito, Fred                    11/10/98           250          $5.000         Immediate         100%         11/10/08
Polito, Pam                     11/10/98           850          $5.000         Immediate         100%         11/10/08
Richman, Michelle               11/10/98            50          $5.000         Immediate         100%         11/10/08
Rivers, Randi L.                11/10/98           550          $5.000         Immediate         100%         11/10/08
Roben, Kari                     11/10/98           700          $5.000         Immediate         100%         11/10/08
Robinson, Dana                  11/10/98           650          $5.000         Immediate         100%         11/10/08
Rose, George E.                 11/10/98         1,450          $5.000         Immediate         100%         11/10/08
Saffire, Chris                  11/10/98         1,200          $5.000         Immediate         100%         11/10/08
Shawler, Dean                   11/10/98         1,000          $5.000         Immediate         100%         11/10/08
Shiigi, David Y.                11/10/98           450          $5.000         Immediate         100%         11/10/08
Shore, Donald                   11/10/98           800          $5.000         Immediate         100%         11/10/08
Slatzer, Michael                11/10/98            50          $5.000         Immediate         100%         11/10/08
Slifka, Michael                 11/10/98           100          $5.000         Immediate         100%         11/10/08
Smulson, Leslie                 11/10/98           250          $5.000         Immediate         100%         11/10/08
Stich, Catherine                11/10/98           600          $5.000         Immediate         100%         11/10/08
Terry, Betty J.                 11/10/98           500          $5.000         Immediate         100%         11/10/08
Thornbury, Bill J               11/10/98         1,300          $5.000         Immediate         100%         11/10/08

Trier, Nancy M.                        11/10/98            450        $5.000              Immediate           100%   11/10/08
Tschasar, Sharon                       11/10/98            750        $5.000              Immediate           100%   11/10/08
Waddell, Gerald                        11/10/98             50        $5.000              Immediate           100%   11/10/08
Walden, Melissa J.                     11/10/98            400        $5.000              Immediate           100%   11/10/08
Weinglass, Michael                     11/10/98          1,150        $5.000              Immediate           100%   11/10/08
Werner, Steven                         11/10/98            700        $5.000              Immediate           100%   11/10/08
Whitehouse, Bevi                       11/10/98          1,200        $5.000              Immediate           100%   11/10/08
Williams, Sandy L.                     11/10/98            450        $5.000              Immediate           100%   11/10/08
Wollerman, Bobbi                       11/10/98            600        $5.000              Immediate           100%   11/10/08
Wood, Jessica                          11/10/98            250        $5.000              Immediate           100%   11/10/08
Worley, Lynn C.                        11/10/98            600        $5.000              Immediate           100%   11/10/08
                                                     ---------
Subtotal - Current employees                            79,600
                                                     ---------
             Teresi 9/98 list                          300,000
                                                     ---------

Smith, James Gaylon                    12/23/98         25,000        $2.250   12,500 12/1/99; 12,500 12/1/00   0%   11/23/03

Fabregas, J. Robert                      1/4/99         75,000        $2.063       3 yrs beg. w/12/31/99        0%     1/4/09

Prather, William E.                     3/18/99        750,000        $1.750   3 yrs beg. 1st anniv. of grant   0%    3/18/09
Teresi, Joseph                          3/18/99        500,000        $1.750   3 yrs beg. 1st anniv. of grant   0%    3/18/09
                                                     ---------
           Executive grant 3/99                      1,250,000
                                                     ---------

Blakeboro, Norman                       3/18/99            200        $1.750              Immediate           100%    3/18/09
Cuff, Marcus                            3/18/99            100        $1.750              Immediate           100%    3/18/09
Gingerelli, Dain                        3/18/99            100        $1.750              Immediate           100%    3/18/09
Halper, Mickey                          3/18/99            200        $1.750              Immediate           100%    3/18/09
Mann, David                             3/18/99          1,000        $1.750              Immediate           100%    3/18/09
Meyers, Sandy                           3/18/99          3,900        $1.750              Immediate           100%    3/18/09
Miragila, Michelina                     3/18/99            100        $1.750              Immediate           100%    3/18/09
Neal, Rose                              3/18/99            100        $1.750              Immediate           100%    3/18/09
Reacke, Kai                             3/18/99            500        $1.750              Immediate           100%    3/18/09
Robinson, Tammy                         3/18/99            250        $1.750              Immediate           100%    3/18/09
Teresi, Dick                            3/18/99          5,000        $1.750              Immediate           100%    3/18/09
Tinney, William                         3/18/99          1,000        $1.750              Immediate           100%    3/18/09
Williamson, Mark                        3/18/99            500        $1.750              Immediate           100%    3/18/09
                                                     ---------
      Subtotal - Consultants                            12,950
                                                     ---------
Blair, Milford                          3/18/99         25,000        $1.750              Immediate           100%    3/18/09
Campos, David                           3/18/99            500        $1.750              Immediate           100%    3/18/09
Jacobs, Joseph                          3/18/99          5,000        $1.750              Immediate           100%    3/18/09
Jermyn, Beverly                         3/18/99            100        $1.750              Immediate           100%    3/18/09
Meagher, Ellen                          3/18/99         60,250        $1.750              Immediate           100%    3/18/09
                                                     ---------
     Subtotal - Prior services                          90,850
                                                     ---------
Fierro, Steven K                        3/18/99            450        $1.750              Immediate           100%    2/28/00
Knight, Barbara                         3/18/99             50        $1.750              Immediate           100%    3/18/09
Lieberson, Donata                       3/18/99            400        $1.750              Immediate           100%    2/28/00
Mazzapica, Doug                         3/18/99            500        $1.750              Immediate           100%    2/28/00
Roode, Uwe                              3/18/99            450        $1.750              Immediate           100%    2/28/00
Rose, Sandra                            3/18/99             50        $1.750              Immediate           100%    2/28/00
Sullivan, Laina L.                      3/18/99            750        $1.750              Immediate           100%    2/28/00
Wood, Brian                             3/18/99         10,000        $1.750              Immediate           100%    2/28/00
                                                     ---------
     Subtotal - Terminated                              12,650
                                                     ---------
Alexander, Linda J.                     3/18/99            600        $1.750              Immediate           100%    3/18/09

Amore, Joseph V.             3/18/99           600         $1.750         Immediate        100%         3/18/09
Bertram, Savannah            3/18/99           450         $1.750         Immediate        100%         3/18/09
Berwick, Rebrecca            3/18/99           450         $1.750         Immediate        100%         3/18/09
Betlach, Jim                 3/18/99         1,000         $1.750         Immediate        100%         3/18/09
Botts, Alison V.             3/18/99           500         $1.750         Immediate        100%         3/18/09
Bowlds, Angela               3/18/99           300         $1.750         Immediate        100%         3/18/09
Cain, Robert                 3/18/99           550         $1.750         Immediate        100%         3/18/09
Campbell, Paula              3/18/99            50         $1.750         Immediate        100%         3/18/09
Cannady, Gaea                3/18/99            50         $1.750         Immediate        100%         3/18/09
Carey, Josephine             3/18/99           350         $1.750         Immediate        100%         3/18/09
Carver, Gudrun               3/18/99           900         $1.750         Immediate        100%         3/18/09
Castile, Sheila              3/18/99            50         $1.750         Immediate        100%         3/18/09
Centeno, Benny S.            3/18/99           450         $1.750         Immediate        100%         3/18/09
Chaffin, Bill                3/18/99           750         $1.750         Immediate        100%         3/18/09
Chaffin, Catherine           3/18/99         2,200         $1.750         Immediate        100%         3/18/09
Clark, Donna-Rae             3/18/99           550         $1.750         Immediate        100%         3/18/09
Conroy, Roberta K.           3/18/99           450         $1.750         Immediate        100%         3/18/09
Corona, Sylvia               3/18/99           650         $1.750         Immediate        100%         3/18/09
Cranford, Thad               3/18/99           300         $1.750         Immediate        100%         3/18/09
Cunningham, Mike             3/18/99         1,000         $1.750         Immediate        100%         3/18/09
Daniel, Tammy D.             3/18/99           850         $1.750         Immediate        100%         3/18/09
Deitch, Craig                3/18/99            50         $1.750         Immediate        100%         3/18/09
Durant, Michele              3/18/99           600         $1.750         Immediate        100%         3/18/09
Emery, Carolyn               3/18/99         1,500         $1.750         Immediate        100%         3/18/09
Ferguson, Daniel S.          3/18/99           650         $1.750         Immediate        100%         3/18/09
Fletcher, Linda M.           3/18/99           700         $1.750         Immediate        100%         3/18/09
Franco, Cesar                3/18/99           250         $1.750         Immediate        100%         3/18/09
Garson, Paul                 3/18/99           650         $1.750         Immediate        100%         3/18/09
Gordon, Lisa F.              3/18/99         1,300         $1.750         Immediate        100%         3/18/09
Grotefend, Tracy             3/18/99           400         $1.750         Immediate        100%         3/18/09
Hassinger, Matthew           3/18/99            50         $1.750         Immediate        100%         3/18/09
Jay, Cindy                   3/18/99           650         $1.750         Immediate        100%         3/18/09
Klemm, Susan                 3/18/99           200         $1.750         Immediate        100%         3/18/09
Koberling, Emily             3/18/99           750         $1.750         Immediate        100%         3/18/09
Kress, Joseph                3/18/99           500         $1.750         Immediate        100%         3/18/09
Lamboeuf, Benoit M.          3/18/99           600         $1.750         Immediate        100%         3/18/09
Lawrence, Mark F.            3/18/99           400         $1.750         Immediate        100%         3/18/09
Lopez, Alex                  3/18/99         1,500         $1.750         Immediate        100%         3/18/09
Luna, Gilberto A.            3/18/99           500         $1.750         Immediate        100%         3/18/09
Maira, Christopher           3/18/99         1,800         $1.750         Immediate        100%         3/18/09
Martinez, Marvin             3/18/99           500         $1.750         Immediate        100%         3/18/09
McCarthy, Michelle           3/18/99           400         $1.750         Immediate        100%         3/18/09
McCool, Scott A.             3/18/99           400         $1.750         Immediate        100%         3/18/09
Merton, Dave                 3/18/99         1,000         $1.750         Immediate        100%         3/18/09
Mileski, Stanley             3/18/99           400         $1.750         Immediate        100%         3/18/09
Miley, Ed                    3/18/99           450         $1.750         Immediate        100%         3/18/09
Morgan, Carin Jane           3/18/99         2,000         $1.750         Immediate        100%         3/18/09
Murillo, Arjelia             3/18/99         1,000         $1.750         Immediate        100%         3/18/09
Nielsen, John K.             3/18/99           600         $1.750         Immediate        100%         3/18/09
Nilsen, Sandra               3/18/99           950         $1.750         Immediate        100%         3/18/09
Orr, Fred                    3/18/99            50         $1.750         Immediate        100%         3/18/09
Osborn, Michael W.           3/18/99           650         $1.750         Immediate        100%         3/18/09



Padulla, Melissa               3/18/99          350         $1.750                  immediate               100%        3/18/09
Parr, Jason J.                 3/18/99          400         $1.750                  immediate               100%        3/18/09
Pease, James K.                3/18/99          400         $1.750                  immediate               100%        3/18/09
Pedicini, Lisa                 3/18/99        1,050         $1.750                  immediate               100%        3/18/09
Peterson, Kim                  3/18/99        1,600         $1.750                  immediate               100%        3/18/09
Petty, Isobel                  3/18/99        1,800         $1.750                  immediate               100%        3/18/09
Pietro, Sandra                 3/18/99          600         $1.750                  immediate               100%        3/18/09
Pinchot, Katherine             3/18/99          450         $1.750                  immediate               100%        3/18/09
Polito, Fred                   3/18/99          250         $1.750                  immediate               100%        3/18/09
Polito, Pam                    3/18/99          850         $1.750                  immediate               100%        3/18/09
Richman, Michelle              3/18/99           50         $1.750                  immediate               100%        3/18/09
Rivers, Randi L.               3/18/99          550         $1.750                  immediate               100%        3/18/09
Roben, Kari                    3/18/99          700         $1.750                  immediate               100%        3/18/09
Robinson, Dana                 3/18/99          650         $1.750                  immediate               100%        3/18/09
Rose, George E.                3/18/99        1,450         $1.750                  immediate               100%        3/18/09
Saffire, Chris                 3/18/99        2,400         $1.750                  immediate               100%        3/18/09
Shawler, Dean                  3/18/99        1,000         $1.750                  immediate               100%        3/18/09
Shiigi, David Y.               3/18/99          450         $1.750                  immediate               100%        3/18/09
Shore, Donald                  3/18/99          800         $1.750                  immediate               100%        3/18/09
Slatzer, Michael               3/18/99           50         $1.750                  immediate               100%        3/18/09
Slifka, Michael                3/18/99          100         $1.750                  immediate               100%        3/18/09
Smulson, Leslie                3/18/99          250         $1.750                  immediate               100%        3/18/09
Stich, Catherine               3/18/99          600         $1.750                  immediate               100%        3/18/09
Terry, Betty J.                3/18/99          500         $1.750                  immediate               100%        3/18/09
Thornbury, Bill J.             3/18/99        1,300         $1.750                  immediate               100%        3/18/09
Trier, Nancy M.                3/18/99          450         $1.750                  immediate               100%        3/18/09
Tschasar, Sharon               3/18/99          750         $1.750                  immediate               100%        3/18/09
Waddell, Gerald                3/18/99           50         $1.750                  immediate               100%        3/18/09
Walden, Melissa J.             3/18/99          400         $1.750                  immediate               100%        3/18/09
Werner, Steven                 3/18/99          700         $1.750                  immediate               100%        3/18/09
Whitehouse, Bevi               3/18/99        1,200         $1.750                  immediate               100%        3/18/09
Williams, Sandy L.             3/18/99          450         $1.750                  immediate               100%        3/18/09
Wollerman, Bobbi               3/18/99          600         $1.750                  immediate               100%        3/18/09
Wood, Jessica                  3/18/99          250         $1.750                  immediate               100%        3/18/09
Worley, Lynch C.               3/18/99          600         $1.750                  immediate               100%        3/18/09
                                         -----------
btotal - Current employees                   58,550
                                         -----------
          Teresi 3/99 list                  175,000
                                         -----------

Ball, Keith                    3/18/99       30,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Pfeiffer, Grady                3/18/99       15,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
David, Robert A.               3/18/99       30,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Busman, Rick                   3/18/99       12,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Nichols, Dave                  3/18/99       15,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Luna, Gil                      3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Gibson, Cathy                  3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Garza-Shand, Dee Dee           3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Andes, Greg                    3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Boyer, Wayne                   3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Marzella, Rich                 3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Weinglass, Michael             3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Hurd, Laura                    3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09
Johnson, Karen                 3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%         3/18/09

Marsh, Regina                  3/18/99        9,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Berger, Steve                  3/18/99       15,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Holt, Craig                    3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Quigley, Dan                   3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Pickard, Randi                 3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Bauman, Andrew                 3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Mower, Connie                  3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Guillian, Juan                 3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Vensor, Richard                3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Whittle, Joe                   3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Hutteman, Beau                 3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
Grapevine, Kathy               3/18/99        2,000         $1.750        3 yrs beg. 1st anniv. of grant     0%        3/18/09
                                         -----------
         Prather 3/99 list                  227,000
                                         -----------

Meagher, Ellen                 4/16/99       15,000         $1.625        3 yrs beg. 1st anniv. of grant     0%        4/16/09
Jacobs, Joseph                 4/16/99       15,000         $1.625        3 yrs beg. 1st anniv. of grant     0%        4/16/09
Knyal, Wayne L.                4/16/99       15,000         $1.625        3 yrs beg. 1st anniv. of grant     0%        4/16/09
Gallery, Daniel                4/16/99       15,000         $1.625        3 yrs beg. 1st anniv. of grant     0%        4/16/09
                                         -----------
      4/99 Formula Grants                    60,000
                                         -----------
                                         -----------
    Total Options Granted                 2,142,000
          under EZR Plan                 -----------

Options under Newriders Plan
Investors                       2/14/97     125,000          $5.00                   Immediate               100%        2/14/07
Keating                         2/14/97      50,000          $5.00                   Immediate               100%        2/14/07
Gallery, Daniel                 7/16/97      15,000          $5.00        3 yrs beg. 1st anniv. of grant      33%        7/16/07
Knyal, Wayne                    7/16/97      15,000          $5.00        3 yrs beg. 1st anniv. of grant      33%        7/16/07
Allen                          10/10/97       5,000          $5.00                   Immediate               100%       10/10/07
Barisic                        10/10/97       5,000          $5.00                   Immediate               100%       10/10/07
Sugars                         10/10/97       2,500          $5.00                   Immediate               100%       10/10/07
Wilhelm                        10/10/97       5,000          $5.00                   Immediate               100%       10/10/07
Mantooth                        11/1/97      25,000          $5.00                   Immediate               100%        11/1/07
Paine                           11/1/97       5,000          $5.00                   Immediate               100%        11/1/07
Sugars                          11/1/97      25,000          $5.00                   Immediate               100%        11/1/07
Hatch, Leon                     12/1/97      10,000          $5.00                   Immediate               100%        12/1/07
Polston                         12/1/97         500          $6.00                   Immediate               100%        12/1/07
Alvares                          1/1/98       1,000          $6.00                   Immediate               100%         1/1/08
Dillon                           1/1/98      25,000          $5.00                   Immediate               100%         1/1/08
Frasher                          1/1/98       2,500          $6.00                   Immediate               100%         1/1/08
Grapevine, Kathy                 1/1/98       1,500          $6.00                   Immediate               100%         1/1/08
Mower                            1/1/98       2,500          $6.00                   Immediate               100%         1/1/08
Picard                           1/1/98       2,500          $6.00                   Immediate               100%         1/1/08
Quigley                          1/1/98       2,500          $6.00                   Immediate               100%         1/1/08
Valverde                         1/1/98       2,500          $6.00                   Immediate               100%         1/1/08
Minno, Maurice                  3/12/98      25,000          $6.00                Vest fully 3/12/99         100%        3/12/00
Knyal, Wayne                     4/1/98      15,000          $2.84        3 yrs beg. 1st anniv. of grant      33%         4/1/08
Gallery, Daniel                  4/1/98      15,000          $2.84        3 yrs beg. 1st anniv. of grant      33%         4/1/08
                                         -----------
    Total Options Granted                   383,000
          under NWR Plan                 -----------

Warrants
Martin                           04/01/97           125,000          8.00           Immediate                         10
Nordstrom                        04/01/97           125,000          8.00           Immediate                         10
Offshore                         05/28/97             3,087          8.10           Immediate                         10
Offshore                         06/27/97             4,487          7.80           Immediate                         10
Bermuda                          12/11/97            13,072          7.65           Immediate                         10
Imperial                         03/17/98            54,000          3.00           Immediate                         10
Avalon                           03/17/98            27,000          3.00           Immediate                         10
Wooster                          03/17/98             9,000          3.00           Immediate                         10
Silenus                          05/11/98            12,500          5.64           Immediate                         10
Knyal                            06/11/98            12,500          5.96           Immediate                         10
                                         ------------------
            Total as Newriders                      385,646
                                         ------------------

Nomura                           09/23/98           355,920          1.63           Immediate                          7
Imperial                         09/23/98           592,184          1.75           Immediate                          7
                                         ------------------
           Total as Easyriders                      948,104
                                         ------------------
               Total Warrants                     1,333,750
                                         ------------------

      Total Options and Warrants O/S              3,858,750
                                         ==================

                                Schedule 3.5(f)



               No demand registration rights outstanding.